                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Rule 14a-11(e) or Rule 14a-12

                   Communication Cable, Inc.
 .................................................................
       (Name of Registrant as Specified In Its Charter

                      Kuhlman Corporation
 .................................................................
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4) Proposed maximum aggregate value of transaction:

       .............................................................


    5) Total fee paid:

       .............................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

       ..............................................................

    2) Form, Schedule or Registration Statement No.:

       ..............................................................

    3) Filing Party:

       ..............................................................

    4) Date Filed:

       ..............................................................

                                   K
                                -------
                                KUHLMAN
                                -------

                        KUHLMAN ACQUISITION CORP.
                      a Wholly Owned Subsidiary of
                           KUHLMAN CORPORATION

-------------------------------------------------------------------------------
                AN IMPORTANT MESSAGE TO THE SHAREHOLDERS
                                   OF
                        COMMUNICATION CABLE, INC.
-------------------------------------------------------------------------------


                                                           January 24, 1996
Dear Fellow Shareholder:

You may have recently received proxy materials from The Board of Directors of Communication Cable, Inc. ("CCI") concerning a proposal to grant voting rights to shares owned by Kuhlman (the "Voting Rights Proposal") at the February 16th Special Meeting. WE DO NOT BELIEVE YOUR BOARD IS ACTING IN YOUR BEST INTERESTS IN RECOMMENDING AGAINST THE VOTING RIGHTS PROPOSAL. WE STRONGLY URGE YOU NOT TO RETURN ANY WHITE PROXY CARDS YOU MAY RECEIVE FROM THE BOARD OF DIRECTORS OF CCI.

As you know, on November 29, 1995 Kuhlman Acquisition Corp. commenced a tender offer for all outstanding CCI shares at a price of $12.00 per share. In early January we became a substantial shareholder in CCI by purchasing 315,603 shares from your CEO at $12.00 per share. Nonetheless, on January 15, despite our request not to act before discussing the situation with us, CCI signed a letter of intent for a merger with Pentair, Inc. Because we firmly believe in the combination of Kuhlman and CCI, we raised our offer on January 16 to $13-1/16 per share and changed certain of the terms of the offer to facilitate its completion. CONSEQUENTLY, IN WHAT WE BELIEVE WAS A PERSISTENT AND BLATANT DISREGARD OF YOUR BEST INTERESTS, THE CCI BOARD OF DIRECTORS announced that they had entered into a definitive agreement with Pentair at a price of $13.50 per share, granted Pentair an option to purchase up to 300,000 shares of CCI common stock at $13.50 per share and AGREED TO PAY PENTAIR A $1,000,000 TERMINATION FEE, PLUS UP TO $250,000 IN EXPENSES, IF CCI IS ACQUIRED BY KUHLMAN. AGAIN ACTING ON OUR COMMITMENT TO THIS TRANSACTION IN A WAY THAT ALSO OBTAINS MAXIMUM VALUE FOR CCI SHAREHOLDERS, WE RAISED OUR OFFER TO $14.00 PER SHARE AND EXTENDED THE EXPIRATION DATE TO FEBRUARY 15, 1996.


-------------------------------------------------------------------------------
             IF THE VOTING RIGHTS PROPOSAL IS NOT ADOPTED,
     YOU WILL BE UNABLE TO RECEIVE KUHLMAN'S HIGHER OFFER, CURRENTLY
                        VALUED AT $14 PER SHARE.
-------------------------------------------------------------------------------

  KUHLMAN CORPORATION * 3 SKIDAWAY VILLAGE SQUARE * SAVANNAH, GEORGIA, 31411
             PHONE: (912) 598-7809 * FAX: (912) 598-0737

It is our view that the Special Committee of the Board of Directors did not serve the best interests of CCI's shareholders IN WHAT WE BELIEVE WAS A PRECIPITOUS AGREEMENT TO MERGE WITH PENTAIR, IN RECOMMENDING THAT YOU VOTE AGAINST THE VOTING RIGHTS PROPOSAL, AND FINALLY IN PROMISING TO "LOCK-UP" THEIR PROPOSED MERGER WITH AT LEAST $1,000,000 OF YOUR MONEY.

We will soon be mailing to you our proxy materials which will contain more information about our concerns and our reasons and recommendation for supporting the Voting Rights Proposal at the upcoming Special Meeting. AGAIN, PLEASE DO NOT RETURN ANY WHITE PROXY CARDS YOU MAY RECEIVE FROM THE BOARD OF DIRECTORS OF CCI UNTIL YOU HAVE RECEIVED AND CAREFULLY REVIEWED OUR MATERIALS. YOU WILL BE RECEIVING WITH OUR PROXY STATEMENT CLEAR INSTRUCTIONS TELLING YOU HOW YOU CAN VOTE AND TENDER YOUR SHARES.

Thank you for your consideration.

Sincerely,

KUHLMAN ACQUISITION CORP.



-------------------------------------------------------------------------------
         If you have any questions, or require any assistance, please contact the firm assisting us:

                        Georgeson & Company Inc.
                            Wall Street Plaza
                           New York, NY 10005

                       Toll Free:  1-800-223-2064
                        Internet:  World Wide Web
                         http://www.georgeson.com
-------------------------------------------------------------------------------

                   Participants in the Solicitation

Pursuant to Rule 14a-11 under the Securities Exchange Act of 1934, the following table sets forth the participants in Kuhlman Acquisition Corp.'s solicitation and the number of shares beneficially owned by each as of January 24, 1996. Unless otherwise noted, each person has sole voting and investment power with respect to the shares indicated.


                                                               Number
                                                             of Shares
                                                             ---------
     Robert S. Jepson, Jr...................................315,703 (1)
     Curtis G. Anderson.....................................315,703 (1)
     Vernon J. Nagel........................................315,703 (1)
     Richard A. Walker......................................315,703 (1)
     Ward D. Richards.......................................315,703 (1)
     Jeffrey R. Samuels.....................................315,703 (1)
     Gary G. Dillon.........................................315,703 (1)
     John Zvolensky, Jr.....................................315,703 (1)
     William E. Burch.......................................315,703 (1)
     Steve Cenko............................................315,703 (1)
     Alexander W. Dreyfoos, Jr..............................315,703 (1)
     William M. Kearns, Jr..................................315,703 (1)
     Robert D. Kilpatrick...................................315,703 (1)
     John L. Marcellus, Jr..................................315,703 (1)
     George J. Michel, Jr...................................315,703 (1)
     General H. Norman Schwarzkopf..........................315,703 (1)

     (1) Consists entirely of shares owned by Kuhlman Acquisition Corp., as to which the participant disclaims beneficial ownership.